Property, Plant and Equipment (Including Consolidated VIEs)	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
PROPERTY, PLANT AND EQUIPMENT (INCLUDING CONSOLIDATED VIEs)
Property, plant and equipment consists of the following:

	As of December 31,
	2013	2012
In millions
Land	$5.6	$6.1
Software	31.3	31.1
Buildings and improvements	322.2	320.5
Machinery and equipment	1,670.5	1,605.5
Solar energy systems	1,686.1	1,306.5
Total property, plant and equipment, at cost	$3,715.7	$3,269.7
Less accumulated depreciation	(1,120.0)	(964.1)
	$2,595.7	$2,305.6
Construction in progress – non solar energy systems	79.4	141.4
Construction in progress – solar energy systems	447.8	226.0
Total property, plant and equipment, net	$3,122.9	$2,673.0

We recorded asset impairment charges of $38.2 million for the year ended December 31, 2013, of which $37.0 million relates to the assets at our Merano, Italy polysilicon and chlorosilanes facilities to write down these assets to their current estimated salvage value, which was based primarily on an appraisal. These charges are reflected in the long-lived asset impairment charges in our consolidated statement of operations. We obtained title to a chlorosilanes plant as part of the settlement with Evonik, which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.

Due to the downturn in solar market conditions, we performed an asset impairment analysis of the polysilicon production assets at our shuttered Merano, Italy facility, as well as solar wafering assets at our Portland, Oregon, Kuching, Malaysia and St. Peters, Missouri facilities in the fourth quarter of 2011. As a result of this analysis, we recognized asset impairment charges of $354.7 million during the year ended December 31, 2011, which were recorded in long-lived asset impairment charges in our consolidated statement of operations.

The polysilicon manufacturing assets at our shuttered Merano, Italy polysilicon facility were impaired at December 31, 2011 and written down to their net realizable salvage value, which was based primarily on an appraisal. For our solar wafering assets, we estimated the fair value of the asset group using discounted expected cash flows and recorded an impairment charge during 2011 because the net carrying value of the asset group exceeded its fair value. The value of these assets deteriorated because of the significant market price declines and we ceased or scaled back manufacturing operations due to changes in future service potential. We developed our expected cash flows based on assumptions that were consistent with our then current and forecast operating plans, which are considered Level 3 inputs in the fair value hierarchy. Cash flows cover a time period that coincides with the estimated remaining useful life of the primary assets and a probability factor was assigned to each cash flow scenario to derive the expected present value based on a risk-free discount rate.